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                                    Exhibit E



AGREEMENT entered into at New-York City, New-York as of the 25th day of April, 1994.


AMONG:    DESJARDINS LAURENTIAN FINANCIAL CORPORATION


AND:      LAURENTIAN CAPITAL CORPORATION


AND:      NATIONAL BANK OF CANADA, in its capacity as Agent


WITNESSETH:


WHEREAS a Long Term Financing Support Agreement dated as of April 25, 1994, was executed among Desjardins Laurentian Financial Corporation (which, with its successors and permitted assigns shall be collectively referred to herein as "DLFC") and Laurentian Capital Corporation (which, with its successors and permitted assigns shall be collectively referred to herein as "LCC") whereby DLFC agreed to provide certain assurances for the benefit of LCC and the Creditors with respect to the stock ownership and maintenance of net worth of LCC (the said agreement, as same may be amended, supplemented or restated at any time and from time to time shall be referred to herein as the "Support Agreement");

WHEREAS a credit agreement dated as of April 25, 1994 was executed among LCC, as borrower, National Bank of Canada, The Daiwa Bank, LTD., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A./"Rabobank Nederland" and National Westminster Bank, as lenders and National Bank of Canada as agent (the said agreement, as same may be amended, supplemented and restated at any time and from time to time shall be referred to herein as the "Credit Agreement");

WHEREAS under the terms of the Credit Agreement, it is a condition precedent to the Commitments becoming available to LCC that this agreement be entered into by the parties hereto;

WHEREAS it is intended by DLFC and LCC under the terms of the Support Agreement that DLFC shall provide to and for the benefit of the Lenders certain assurances with respect to the stock ownership and maintenance of Net Worth of LCC;

WHEREAS the parties hereto wish to so provide to and for the benefit of the Lenders the aforesaid assurances in the same manner and to the same extent as if the Lenders and the Agent were direct signatories and parties to the Support Agreement;

WHEREAS the corporate interests of DLFC will be furthered and the value of its investment in LCC preserved and potentially enhanced by its entering into this agreement;


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NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the sufficiency and receipt whereof are hereby acknowledged, the parties hereto have agreed as follows:

Unless there be something in the subject or the context inconsistent therewith, all capitalized terms and expressions used herein shall have the same meaning as that ascribed to them in the Support Agreement or the Credit Agreement, as the case may be.

1. DLFC and LCC do hereby expressly acknowledge and agree that the Lenders do constitute the Creditors referred to in the Support Agreement and shall have the same benefits, rights, recourses and remedies under the Support Agreement in the same manner and to the same extent as if the Agent and the Lenders from time to time were direct signatories to the Support Agreement, including, without limitation, the right to enforce the Support Agreement against DLFC.

2. DLFC does hereby expressly covenant and agree that any benefit, right, recourse and remedy to and in favor and any representation and warranty made to and for the benefit of the Creditors under the Support Agreement, shall, subject to the provisions hereinafter mentioned, be created to and for the benefit of the Agent and the Lenders, as if at length set forth herein.

3. The benefits, rights, recourses and remedies of the Agent and the Lenders to enforce the provisions of the Support Agreement shall be exercised by the Agent, for and on behalf of the Lenders, in the event that DLFC fails to comply with any demand made by LCC pursuant to the Support Agreement or to otherwise perform its obligations thereunder or LCC fails for whatever reason to make such demand or enforce any benefit, right, recourse or remedy under the Support Agreement.

4. The benefits, rights, recourses and remedies of the Lenders and the Agent under the Support Agreement and under the terms hereof shall be independent to those of LCC and may be enforced, by the Agent on behalf of the Lenders, independently from LCC.

5. For all purposes of the Support Agreement and this agreement, as and when DLFC shall be obliged to make a Contribution, at its option, it shall be permitted to perform such obligation either in the manner contemplated under paragraph 2 of the Support Agreement or by making direct payments to the Agent for the account of the Lenders of the amounts of any such Contribution. Any payment so received by the Agent shall be applied in reduction of the Loans. The provisions of this Section 5 shall not be construed as a modification to paragraph 5 of the Support Agreement.

6. Notwithstanding the provisions of paragraph 3 of the Support Agreement, DLFC or LCC shall not be entitled to terminate the Support Agreement unless a copy of the written notices provided for under said paragraph 3 of the Support Agreement shall have been forwarded to the Agent within the delays set forth therein. Furthermore, notwithstanding any such termination:

     6.1 the provisions of paragraph 9 of the Support Agreement shall continue in full force and effect; and


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     6.2  the obligation of DLFC under paragraphs 1 and 2 of the Support
Agreement and under this agreement shall remain in full force and effect until the repayment in full of the Loans outstanding on the termination date and the termination of the Commitments, unless the Agent, for and on behalf of the Lenders, shall have consented to such termination in writing.

7. DLFC does hereby expressly acknowledge and agree that the benefits, rights, recourses and remedies created herein in favour of the Agent and the Lenders, are created in favour of the Lenders and in favour of the Agent as agent for such Person or Persons who now are or may at any time and from time to time become Lenders under the Credit Agreement, in the same manner and to the same extent as if each such Person was a Lender named herein.

8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW-YORK.

9. DLFC hereby irrevocably and unconditionally, for the benefit of the Agent and the Lenders:

     (i) submits for itself and its property in any legal action or proceeding arising out of or relating to this agreement, or for recognition and enforcement of any judgement in respect hereof, to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New-York City and the courts of Canada, and consents and agrees to suit being brought in such courts as the Agent may elect;

     (ii) waives to the full extent permitted by-Law any objection that it may now or hereinafter have to the venue of any such suit, action or proceeding in any such court or that such suit, action or proceeding has been brought in an inconvenient forum and agrees not to be plead or claim the same;

     (iii) designates and directs that its offices on the date hereof at 1 Complexe Desjardins, 40th Floor, Montreal, Quebec, Canada H5B1E4, and LCC, with offices on the date hereof at 640 Lee Road, Suite 303, Wayne, Pennsylvania 19087, United States of America, act as its agent to, receive service of any and all process and documents on its behalf in any suit, action or proceeding referred to in clause (i) above in Canada and the Borough of Manhattan, New-York City, respectively, and agrees that service by certified mail, return receipt requested (or its equivalent) upon the Secretary of either itself, for purposes of any lawsuit, action or proceeding brought in Canada, or such agent, for the purposes of any lawsuit, action or proceeding brought in the Borough of Manhattan, New-York City, shall constitute valid and effective service upon DLFC and that failure of such agent to give notice of such service to DLFC shall not affect or impair in any way the validity of such service or of any judgment rendered in any suit, action or proceeding based thereon;

     (iv) agrees that nothing herein shall affect the right of the Agent, on behalf of the Lenders, to affect service of process in any other manner permitted by Law, and that the Agent shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against DLFC in such courts or in any other court or jurisdiction in accordance with applicable Law; and


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     (v)   waives trial by jury in connection with any legal action or proceeding arising out of or relating to this agreement.


IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this agreement as of the date first hereinabove mentioned.


                                                 DESJARDINS LAURENTIAN
                                                 FINANCIAL CORPORATION


                                            Per:  /s/ Fernard Lafleur
                                                 -------------------------------


                                            Per:
                                                 -------------------------------


                                                 LAURENTIAN CAPITAL CORPORATION


                                            Per:  /s/ Robert T. Rakich
                                                 -------------------------------


                                            Per:  /s/ Bernhard M. Koch
                                                 -------------------------------


                                                 NATIONAL BANK OF CANADA,
                                                 in its capacity as Agent


                                            Per:  /s/ Richard P. Brown  VP
                                                 -------------------------------


                                            Per:  /s/ Michael E. Williams  VP
                                                 -------------------------------


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